Directors for Re-election Marc D. U. Butch Raymond W. Fine Klem Snowden

Board of Directors

Introductions

Management Report

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS When used in this presentation and our oral statements, the words or phrases “believe,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation, and we do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur in the future. By their nature, these statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from those anticipated in the statements. Factors that could cause actual results and performance to vary materially from those expressed or implied by any forward-looking statement include those that are discussed in Item 1, “Business – Forward-Looking Statements and Associated Risks,” and Item 1A, “Risk Factors,” in our Annual Report on Form 10-K for 2017 as updated and supplemented by our other SEC reports filed from time to time.

2017 Year in Review

Who We Are Southern Indiana Community-focused Financial Services Organization • Banking, Insurance, Investments & Trust • $3.1 Billion Total Banking Assets • $1.3 Billion Investment and Trust Assets Under Management • $60 Million Annual Insurance Premiums • 600+ FTEs • 54 Branch Offices

Bradley M. Rust Executive Vice President and CFO

Financial Trends

Net Income & Earnings Per Share Earnings Per Share $45,000 $40,676 $40,000 $35,184 $35,000 $30,064 $30,000 $28,344 $25,413 $25,000 $20,000 $1.77 $1.57 $1.43 $1.51 $15,000 $1.32 $10,000 $5,000 $- 12/31/2013 12/31/2014 12/31/2015 12/31/2016 12/31/2017 (Dollars in Thousands, Except Per Share Amounts) *Earnings Per Share adjusted for 3-for-2 stock split completed in 2017

Total Assets Annualized Return on Assets $3,500 $3,144 $3,125 $2,956 $3,000 $2,500 $2,374 $2,164 $2,237 $2,000 $1,500 1.51% 1.33% 1.35% 1.25% 1.31% 1.24% $1,000 $500 $- 12/31/13 12/31/14 12/31/15 12/31/16 12/31/17 03/31/18 (Dollars in Millions)

Total Loans, Net of Unearned Income Commercial & Agricultural Loans as % of Total Loans $2,500 $2,250 $2,142 $2,151 $1,990 $2,000 $1,750 $1,564 $1,448 $1,500 $1,382 $1,250 $1,000 $750 81% 81% 82% 81% 81% 82% $500 $250 $- 12/31/13 12/31/14 12/31/15 12/31/16 12/31/17 03/31/18 (Dollars in Millions)

Loan Portfolio Composition As of December 31, 2017 Total Loans $2,141.6 million Residential Mortgage Loans, $ 179.6 million, 8% Construction & Development Loans, $ 119.7 million, 6% Home Equity Loans, $152.3 million, 7% Agricultural Loans, $ 333.6 million, 16% Consumer Loans, $ 45.1 million, 2% Multi-Family Residential Properties, $ 123.0 million, 6% Commercial & Industrial Loans, $ 477.9 million, 22% Commercial Real Estate Non-Owner Occupied, $ 527.7 million, 25% Commercial Real Estate Owner Occupied, $ 182.7 million, 8% 14

Non-Performing Assets to Total Assets 2.50% 2.00% 1.45% 1.50% 1.04% 1.00% 0.84% 0.76% 0.48% 0.44% 0.50% 0.29% 0.34% 0.38% 0.15% 0.14% 0.00% 12/31/13 12/31/14 12/31/15 12/31/16 12/31/17 03/31/18 GABC Peer Group

Total Deposits Non-Maturity Deposit Accounts as % of Total Deposits $3,000 $2,484 $2,467 $2,500 $2,350 $2,000 $1,812 $1,780 $1,826 $1,500 83% 84% 84% 84% 81% 81% $1,000 $500 $- 12/31/13 12/31/14 12/31/15 12/31/16 12/31/17 03/31/18 (Dollars in Millions)

Total Deposit Composition as of December 31, 2017 Total Deposits $2,484.0 million Non-Interest Bearing Demand, $606.1 million, 24% Interest Bearing Demand, Savings & Money Market, $1,490.0 million, 60% Cost of Funds 2013 0.37% 2014 0.30% Time Deposits, $387.9 million, 2015 0.28% 16% 2016 0.32% 2017 0.40%

Total Shareholders’ Equity Annualized Return on Equity $400 $365 $364 $350 $330 $300 $252 $250 $229 $200 $200 $150 13.40% 13.21% 13.00% 12.47% 10.94% 11.59% $100 $50 $- 12/31/13 12/31/14 12/31/15 12/31/16 12/31/17 03/31/18 (Dollars in Millions)

Net Interest Income Net Interest Margin (Tax-Equivalent) $120,000 $105,057 $99,470 $100,000 $79,072 $80,000 $76,991 $70,319 $60,000 3.76% 3.75% 3.76% 3.70% 3.67% $40,000 $25,993 $26,261 3.86% $20,000 3.66% $- 12/31/13 12/31/14 12/31/15 12/31/16 12/31/17 Q1 '17 Q1 '18 (Dollars in Thousands)

Non-Interest Income Non-Interest Income as % of Total Revenue $35,000 $32,013 $31,854 $30,000 $27,444 $25,000 $23,615 $23,937 $20,000 26% $15,000 25% 24% 24% 23% $9,492 $10,000 $8,188 27% 24% $5,000 $- 12/31/13 12/31/14 12/31/15 12/31/16 12/31/17 Q1 '17 Q1 '18 (Dollars in Thousands)

Non-Interest Expense Efficiency Ratio $90,000 $80,000 $76,587 $77,803 $70,000 $61,326 $57,713 $60,000 $54,905 $50,000 $40,000 58.5% 58.3% 57.6% $30,000 57.2% 56.8% $19,036 $20,445 $20,000 57.2% $10,000 55.7% $- 12/31/13 12/31/14 12/31/15 12/31/16 12/31/17 Q1 '17 Q1 '18 (Dollars in Thousands)

Net Income & Earnings Per Share Earnings Per Share $45,000 $40,676 $40,000 $35,184 $35,000 $30,064 $30,000 $28,344 $25,413 $25,000 $20,000 $1.77 $1.51 $1.57 $15,000 $1.43 $1.32 $11,813 $9,556 $10,000 $0.42 $0.51 $5,000 $- 12/31/13 12/31/14 12/31/15 12/31/16 12/31/17 Q1 '17 Q1 '18 (Dollars in Thousands, Except Per Share Amounts) *Earnings Per Share adjusted for 3-for-2 stock split completed in 2017

Northeast Market Branch Acquisition Greensburg Location Columbus North Location

History of Superior Financial Performance Eight Years of Consecutive Record Earnings Performance Double-Digit Return on Equity for Past 13 Consecutive Fiscal Years Bank Director Magazine - Bank Performance Scorecard Top 10 National Ranking for Past 3 Years ($1 - $5 billion Publicly-traded Companies) # 10 Ranking in 2017 # 2 Ranking in 2016 # 4 Ranking in 2015 Bank Director Magazine - Top 10 Exchange Traded Banks for 10-Year Total Return # 7 Total Return of 400 (6/30/07 – 6/30/17) KBW/Stifel 2010 thru 2017 Bank Honor Roll Recipient Raymond James 2012 thru 2017 Community Banker Cup Recipient

Comparison of 5 Year Cumulative Total Return Assumes Initial Investment of $100,000 $350,000 15 years = $577,000 $300,000 10 years = $556,000 $250,000 $200,000 5 years = $272,000 $150,000 $100,000 $50,000 2012 2013 2014 2015 2016 2017 Russell 2000 Russell Microcap GABC Peer Group GABC Inc.

Questions & Answers

Directors for Re-election

Douglas A Bawel & Michael J Voyles